May 16, 2023

BNY MELLON NEW JERSEY MUNICIPAL BOND FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

Effective on or about July 1, 2023 (the "Effective Date"), the following information supersedes and replaces any contrary information in the sections "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" in the fund's prospectus:

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y	Class Z
Management fees**	.45	.45	.45	.45	.45
Distribution (12b-1) fees	none	.75	none	none	none
Other expenses:
Shareholder services fees	.25	.25	none	none	.06
Miscellaneous other expenses	.11	.32	.12	.12	.12
Total other expenses	.36	.57	.12	.12	.18
Total annual fund operating expenses	.81	1.77	.57	.57	.63
Fee waiver and/or expense reimbursement***	-	(.17)	-	-	-
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.81	1.60	.57	.57	.63

*Class A shares bought without an initial sales charge as part of an investment of $250,000 or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** Restated to reflect management fees as of the Effective Date.

***The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .60%. On or after May 1, 2024, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

Example

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$529	$697	$879	$1,407
Class C (with redemption at end of period)	$263	$541	$943	$2,070
Class C (without redemption at end of period)	$163	$541	$943	$2,070
Class I (with or without redemption at end of period)	$58	$183	$318	$714
Class Y (with or without redemption at end of period)	$58	$183	$318	$714
Class Z (with or without redemption at end of period)	$64	$202	$351	$786

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0750STK0523

Effective on the Effective Date, the following information supersedes and replaces any contrary information in the sections "Shareholder Guide – Choosing a Share Class – Class A Shares," " – Class C Shares" and " – Class I Shares" in the fund's statutory prospectus:

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows.

If you invest $250,000 or more (and are not eligible to purchase Class I, Y or Z shares), Class A shares will always be the most advantageous choice.

	Total Sales Load--Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	4.50	4.71
$50,000 to less than $100,000	4.00	4.17
$100,000 to less than $250,000	3.00	3.09
$250,000 or more*	-0-	-0-

* No front-end sales load applies on investments of $250,000 or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Additional Information About CDSCs" below.

If you purchase Class A shares directly from the fund or through a financial intermediary, other than those financial intermediaries as described in the Appendix to the prospectus, you can reduce your initial sales charge in the following ways:

● Rights of accumulation. You can count toward the amount of your investment your total account value in all shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge. For example, if you have $250,000 invested in shares that are subject to a sales charge of other funds in the BNY Mellon Family of Funds, you can invest in Class A shares of the fund without an initial sales charge. For purposes of determining "your total account value", shares held will be valued at their current market value. We may terminate or change this privilege at any time on written notice.

Class C Shares

Because Class A shares will always be a more favorable investment than Class C shares for investments of $250,000 or more, the fund will generally not accept a purchase order for Class C shares in the amount of $250,000 or more. While the fund will take reasonable steps to prevent investments of $250,000 or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $250,000 in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge.

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